                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



[X]   Filed by the Registrant
[ ]   Filed by a Party other than the Registrant
Check the appropriate box:             [ ]   Confidential, For Use of the
[ ]   Preliminary Proxy Statement             Commission Only (as Permitted by
                                Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material under Rule 14a-12

                        Commercial Net Lease Realty, Inc.
            --------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

            --------------------------------------------------------
   (Name of Person(s) Filing Proxy Statements, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
  (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
  (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed under Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
  (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
  (5) Total fee paid:
--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
  (1) Amount Previously Paid:
--------------------------------------------------------------------------------
  (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
  (3) Filing Party:
--------------------------------------------------------------------------------
  (4) Date Filed:

                       COMMERCIAL NET LEASE REALTY, INC.


                        450 S. Orange Avenue, Suite 900
                            Orlando, Florida 32801
                               Tel: 407-265-7348


                                 April 8, 2002


To Our Stockholders:


     You are cordially invited to attend the annual meeting of stockholders of Commercial Net Lease Realty, Inc. (the "Company") on June 7, 2002 at 9:30 a.m., at CNL Center, 450 South Orange Avenue, 9th Floor, Orlando, Florida 32801. The directors and officers of the Company look forward to greeting you personally. Enclosed for your review are the Proxy, Proxy Statement and Notice of Meeting for the Annual Meeting of Stockholders, which describe the business to be conducted at the meeting. We will also report on matters of current interest to our stockholders.


     Whether you own a few or many shares of stock of Commercial Net Lease Realty, it is important that your shares be represented. If you cannot personally attend the meeting, we encourage you to make certain you are represented at the meeting by signing and dating the accompanying proxy card and promptly returning it in the enclosed envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting.




                                        Sincerely,




/s/ James M. Seneff, Jr.                /s/ Kevin B. Habicht
------------------------------------    -------------------------------------
James M. Seneff, Jr.                    Kevin B. Habicht
Chairman of the Board and Chief         Executive Vice President, Chief
Executive Officer                       Financial Officer and
                                        Secretary/Treasurer

                       COMMERCIAL NET LEASE REALTY, INC.


                        450 S. Orange Avenue, Suite 900
                            Orlando, Florida 32801

                        -------------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            to be Held June 7, 2002
                        -------------------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Commercial Net Lease Realty, Inc. will be held at 9:30 a.m. local time, on June 7, 2002, at CNL Center, 450 South Orange Avenue, 9th Floor, Orlando, Florida 32801, for the following purposes:


   1.  To elect nine directors.


   2. To transact such other business as may properly come before the meeting or any adjournment thereof.


     Stockholders of record at the close of business on April 3, 2002, will be entitled to notice of and to vote at the annual meeting or at any adjournment thereof.


     Stockholders are cordially invited to attend the meeting in person. WHETHER OR NOT YOU NOW PLAN TO ATTEND THE MEETING, YOU ARE ASKED TO COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY CARD FOR WHICH A POSTAGE PAID RETURN ENVELOPE IS PROVIDED. If you decide to attend the meeting you may revoke your Proxy and vote your shares in person. It is important that your shares be voted.


                                     By Order of the Board of Directors,



                                     /s/ Kevin B. Habicht
                                     -------------------------------
                                     Kevin B. Habicht
                                     Secretary


April 8, 2002
Orlando, Florida

                       COMMERCIAL NET LEASE REALTY, INC.
                        450 S. Orange Avenue, Suite 900
                            Orlando, Florida 32801
                               TEL: 407-265-7348


                             ---------------------

                               PROXY STATEMENT

                             ---------------------

     This Proxy Statement is furnished by the Board of Directors of Commercial Net Lease Realty, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be voted at the annual meeting of stockholders to be held on June 7, 2002, and at any adjournment thereof, for the purposes set forth in the accompanying notice of such meeting. All stockholders of record at the close of business on April 3, 2002 (the "Record Date"), will be entitled to vote.


     Any proxy, if received in time, properly signed and not revoked, will be voted at such meeting in accordance with the directions of the stockholder. If no directions are specified, the proxy will be voted FOR the election of directors. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, (2) by presentation at the annual meeting of a subsequent proxy executed by the person executing the prior proxy, or (3) by attendance at the annual meeting and voting in person.


     Votes cast in person or by proxy at the annual meeting will be tabulated and a determination will be made as to whether or not a quorum is present. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.


     Solicitation of proxies will be primarily by mail. However, directors and officers of the Company may also solicit proxies by telephone or telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. It is anticipated that this Proxy Statement and the enclosed Proxy will be mailed to stockholders on or about April 10, 2002.


     As of the Record Date 40,651,053 shares of the common stock of the Company (the "Common Stock") were outstanding. Each share of Common Stock entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. As of the Record Date, executive officers and directors of the Company had the power to vote approximately 8% of the outstanding shares of Common Stock.

                               TABLE OF CONTENTS




                                                                       Page
                                                                      -----
PROPOSAL I: ELECTION OF DIRECTORS .................................     3
   Nominees .......................................................     3
   Compensation of Directors ......................................     7
   Committees of the Board of Directors ...........................     7
   Executive Officers .............................................     8
 AUDIT COMMITTEE REPORT ...........................................    11
 AUDIT COMMITTEE DISCLOSURE .......................................    11
 EXECUTIVE COMPENSATION ...........................................    12
   Executive Compensation Tables ..................................    12
   Employment Agreements ..........................................    13
 COMPENSATION COMMITTEE REPORT ....................................    13
 PERFORMANCE GRAPH ................................................    15
SECURITY OWNERSHIP ................................................    16
 Section 16(a) Beneficial Ownership Reporting Compliance ..........    17
CERTAIN TRANSACTIONS ..............................................    17
INDEPENDENT AUDITORS ..............................................    18
OTHER MATTERS .....................................................    19
PROPOSALS FOR NEXT ANNUAL MEETING .................................    19

                                  PROPOSAL I


                             ELECTION OF DIRECTORS


Nominees

     The persons named below have been nominated by the Board of Directors of the Company (the "Board of Directors") for election as directors to serve until the next annual meeting of stockholders or until their successors shall have been elected and qualified. Mr. Lanier became a director in 1988. Messrs. Bourne and Seneff became directors in 1992. Mr. Hinkle became a director in 1993. Messrs. Habicht, Jennings and Ralston became directors in 2000. Messrs. Legler and Martinez are being nominated for the first time. The table sets forth each nominee's name, age, principal occupation or employment during at least the last five years, and directorships in other public corporations.

     The Company's officers and directors have advised the Company that they intend to vote their shares of Common Stock for the election of each of the nominees. Proxies will be voted FOR the election of the nominees below unless authority is withheld. Stockholders may withhold authority to vote for any nominee, in lieu of voting for the entire slate of directors, by lining through or striking out the name of any nominee listed below the pertinent instruction on the proxy card.




Name and Age                   Background
--------------                 -----------
Robert A. Bourne, 54........   Mr. Bourne has served as Vice Chairman of the
                               Board since February 1996. Previously, Mr. Bourne
                               served as Secretary and Treasurer of the Company
                               from February 1996 through December 31, 1997 and
                               as President of the Company from July 1992 until
                               February 1996. Mr. Bourne also served as Vice
                               Chairman of the Board, Secretary and Treasurer of
                               CNL Realty Advisors, Inc. (the external advisor
                               of the Company from July 1992 through December 31
                               1997, the "Advisor") from February 1996 until
                               December 1997 and as President and a director of
                               the Advisor from 1991 until February 1996. On
                               January 1, 1998, the Advisor merged into a
                               wholly-owned subsidiary of the Company which
                               resulted in the Company becoming a
                               self-administered and self-managed real estate
                               investment trust. See "Certain Transactions." Mr.
                               Bourne has served as a director of CNL American
                               Properties Fund, Inc., a public, unlisted real
                               estate investment trust, since May 1994. He also
                               served as President of CNL American Properties
                               Fund, Inc. from May 1994 to February 1999 and as
                               Treasurer from February 1999 through August 1999
                               and from May 1994 through December 1994. Mr.
                               Bourne has also served as President, Vice
                               Chairman of the Board and as a director of CNL
                               Hospitality Properties, Inc. since June 1996, and
                               as President and a director of CNL Retirement
                               Properties, Inc. since December 1997, both of
                               which are public, unlisted real estate investment
                               trusts. Mr. Bourne also serves as President and
                               Treasurer of CNL Financial Group, Inc. ("CNL
                               Group"), a privately held, diversified real
                               estate company engaged in the principal business
                               of real estate finance. In addition, Mr. Bourne
                               is President, Treasurer, a director and a
                               registered principal of CNL Securities Corp.,
                               President, Treasurer and a director of CNL
                               Investment Company, President of CNL Realty Corp.
                               and Chief Investment Officer, Treasurer, director
                               and, until July 1997, also served as President,
                               of CNL Institutional Advisors, Inc., a

                                       3

                               registered investment advisor. All of the entities discussed in the preceding sentence are engaged in the principal business of real estate finance as affiliates of CNL Group. Mr. Bourne also serves as a director of CNL Bank, a Florida state-chartered community bank. Since joining
                               CNL Group in 1979, Mr. Bourne has been active in the acquisition, development and management of real estate projects throughout the United
                               States. Mr. Bourne formerly was a Certified
                               Public Accountant with Coopers & Lybrand.


Kevin B. Habicht, 43........   Mr. Habicht has been Executive Vice President
                               and Chief Financial Officer of the Company since
                               December 1993 and has been Secretary and
                               Treasurer of the Company since January 1998.
                               Since May 1999, Mr. Habicht has served as a
                               director of Commercial Net Lease Realty Services,
                               Inc. ("Services"), a 98.7% owned, non-controlled
                               taxable subsidiary of the Company. Mr. Habicht
                               previously served as Assistant Secretary of the
                               Company from December 1993 through December 1997,
                               as Vice President of the Company from July 1992
                               through December 1993, as Assistant Secretary of
                               the Advisor from December 1993 through December
                               1997, and as Vice President of the Advisor from
                               its inception in 1991 through December 1993. From
                               1990 through December 1997, Mr. Habicht served as
                               Senior Vice President of CNL Institutional
                               Advisors, Inc. and from 1992 through 1997, Mr.
                               Habicht served as Treasurer of CNL Investment
                               Company, Senior Vice President of CNL Management
                               Company and Treasurer of CNL Securities Corp.
                               Prior to 1983, Mr. Habicht, a Certified Public
                               Accountant and a Chartered Financial Analyst, was
                               employed by Coopers & Lybrand, Certified Public
                               Accountants. Mr. Habicht is the brother-in-law of
                               James M. Seneff, Jr., a director, Chief Executive
                               Officer and Chairman of the Board of the Company.


Clifford R. Hinkle, 53......   Since 1991, Mr. Hinkle has been a founder,
                               director and executive officer of the Flagler
                               companies and related companies, including
                               Flagler Capital Corporation (1991-1998), and
                               Flagler Holdings, Inc., a merchant banking
                               company, of which Mr. Hinkle has been the
                               Chairman and Chief Executive Officer since 1996.
                               He has been a director of Century Capital
                               Markets, LLC, a private financial consulting
                               company, since 1999. Since 2000, Mr. Hinkle has
                               been a Vice President and Director of Murphy
                               Investment Management Company, a registered
                               investment advisor. From 1996 to 2000, Mr. Hinkle
                               was a director of Integrated Orthopaedics, Inc.,
                               an American Stock Exchange company, which owned
                               orthopaedic physician practices and related
                               facilities and was a director of Prime
                               Succession, Inc., a private funeral services
                               company. Additionally, Mr. Hinkle was a director
                               of MHI Group, Inc., a New York Stock Exchange
                               company, which owned and operated funeral homes
                               and cemeteries from November 1993 until November
                               1995, and was the Chief Executive Officer of MHI
                               Group, Inc. from April 1995 until November 1995
                               when it was acquired by a subsidiary of The
                               Loewen Group. From 1987 to


                                       4

                               1991, Mr. Hinkle was the Executive Director and
                               Chief Investment Officer of the State Board of
                               Administration of Florida and managed over $40 billion in various trust funds.


Richard B. Jennings, 58.....   Mr. Jennings currently serves as President of
                               Realty Capital International, LLC, a real estate
                               investment banking firm, which he founded in
                               1991, and as President of Jennings Securities
                               LLC, a National Association of Securities
                               Dealers, Inc. ("NASD") member securities firm,
                               which he founded in 1995. From 1990 to 1991, Mr.
                               Jennings served as Senior Vice President of
                               Landauer Real Estate Counselors, and from 1986 to
                               1989, Mr. Jennings served as Managing
                               Director--Real Estate Finance at Drexel Burnham
                               Lambert Incorporated. From 1969 to 1986, Mr.
                               Jennings oversaw the REIT investment banking
                               business at Goldman, Sachs & Co. During his
                               tenure at Goldman, Sachs & Co., Mr. Jennings
                               founded and managed the Mortgage Finance Group
                               from 1979 to 1986. Mr. Jennings also serves as an
                               outside Director of Alexandria Real Estate
                               Equities, Inc. and MBOP Liquidating Trust. He is
                               a licensed NASD Principal and a New York Real
                               Estate Broker.


Ted B. Lanier, 67...........   Mr. Lanier was the Chief Executive Officer of
                               the Triangle Bank and Trust Company, Raleigh,
                               North Carolina ("Triangle"), from January 1988
                               until March 1991. Mr. Lanier also was the
                               Chairman of Triangle from January 1989 until
                               March 1991 and its President from January 1988
                               until January 1989. Since his retirement in 1991
                               as Chairman and Chief Executive Officer of
                               Triangle, Mr. Lanier has managed his personal
                               investments and managed investment accounts for
                               various individuals and trusts.


Robert C. Legler, 59........   Mr. Legler currently serves as a director of
                               Ligonier Ministries of Lake Mary, Florida and
                               B.G. Balmer & Company, a Philadelphia based
                               regional insurance company. From October 1999
                               through October 2001, he served as director of
                               the Indian River Hospital Foundation of Vero
                               Beach, Florida. From 1973 until 1990, Mr. Legler
                               was the founder and chairman of privately-held
                               First Marketing Corporation, Americas largest
                               publisher of newsletters serving nearly 500
                               clients in the commercial banking, brokerage,
                               health care, cable television, travel and retail
                               industries. Upon the sale of the company to Reed
                               (now Reed Elsiever) in 1990, Mr. Legler served as
                               non-executive Chairman of the Board of First
                               Marketing until his retirement in September 2000.


Robert Martinez, 67.........   From 1987 until 1991, Mr. Martinez served as
                               the fortieth governor of the state of Florida and
                               from 1979 until 1986 served as the mayor of
                               Tampa, Florida. Since 1993, he has been the
                               principal of Bob Martinez & Co., a Tampa, FL
                               based government consulting firm and since 1999,
                               he has also served as a managing director for
                               Carlton Fields Government Consulting, providing
                               state and local executive branch and legislative
                               branch government lobbying services throughout
                               the state of Florida. Mr. Martinez also has
                               served on the Management Advisory Committee of
                               Koning Restaurants International, an operator of


                                       5

                               Pizza Hut restaurants, since 2001. From 1997 to
                               2001, Mr. Martinez served as a director of PRIMEX Technologies, Inc., a manufacturer of ordinances and aerospace products for the United
                               States Department of Defense and commercial enterprises. From 1996 through 1999, he was a co-founder, president, and director of Pro-Tech
                               Monitoring, Inc., producer of a global
                               positioning technology system for criminal justice agencies. In addition, Mr. Martinez served as a director of Circle K, a national convenience store chain, from 1995 to 1996.


Gary M. Ralston, 51.........   Mr. Ralston has served as President and Chief
                               Operating Officer of the Company since February
                               1996. Since May 1999, Mr. Ralston has served as a
                               director of Services. From February 1996 until
                               December 1997 he served as President of the
                               Advisor. From December 1993 until February 1996
                               he served as Executive Vice President and Chief
                               Operating Officer of the Company. Mr. Ralston
                               previously served as Vice President of the
                               Company from July 1992 through December 1993 and
                               as Vice President of the Advisor from its
                               inception in 1991 through December 1993. From
                               1988 to 1992, he also served as a Senior Vice
                               President of CNL Properties, Inc., a real estate
                               investment and asset/property management company
                               affiliated with CNL Group, Inc. From 1983 until
                               1988, Mr. Ralston was Vice President of ENCO, a
                               real estate investment and asset/property
                               management firm located in Lakeland, Florida. Mr.
                               Ralston holds the Certified Commercial Investment
                               Member, Society of Industrial and Office
                               Realtors, Specialist in Real Estate Securities,
                               Certified Property Manager and Counselor of Real
                               Estate designations and is also a Florida
                               licensed Real Estate Broker, Mortgage Broker and
                               Certified Building Contractor. Mr. Ralston is a
                               member of the International Council of Shopping
                               Centers, a full member of the Urban Land
                               Institute, a former member of the Board of
                               Governors of the National Association of Real
                               Estate Investment Trusts, a member of the
                               Governing Council of the CCIM Institute and a
                               member of the Steering Committee of the Capital
                               Consortium.


James M. Seneff, Jr., 55....   Mr. Seneff has been Chief Executive Officer of
                               the Company since July 1992 and Chairman of the
                               Board of the Company since June 1992. Mr. Seneff
                               has served as Chairman of the Board, Chief
                               Executive Officer, director, and principal
                               stockholder of CNL Group since its formation in
                               1973. From 1991 to December 1997, Mr. Seneff
                               served as Chief Executive Officer and Chairman of
                               the Board of the Advisor. Mr. Seneff has served
                               as Chairman of the Board, Chief Executive Officer
                               and a director of CNL Hospitality Properties,
                               Inc. and CNL Retirement Properties, Inc. since
                               1996 and 1997, respectively. He has served as a
                               director of CNL American Properties Fund, Inc.
                               since its inception in 1994, as its Chairman of
                               the Board from 1994 to 2000, as its Chief
                               Executive Officer from 1994 through August 1999
                               and as Co-Chief Executive Officer since December
                               2000. Mr. Seneff has been Chairman of the Board
                               of Directors, director, and Chief Executive
                               Officer of CNL Securities Corp. since its
                               formation in 1979. Mr. Seneff also has


                                       6

                               held the position of Chairman of the Board of Directors,Chief Executive Officer, President and director of CNL Management Company, a registered investment advisor, since its formation in 1976, has served as Chief Executive Officer, Chairman of the Board and a director of CNL Investment
                               Company since 1990 and has held the position of Chief Executive Officer, Chairman of the Board and a director of CNL Institutional Advisors, Inc., a registered investment advisor, since its inception in December 1990. Mr. Seneff serves as Chairman of the Board of CNL Bank and previously served as a member of the board of directors of First Union National Bank of Florida and as a member of the Orlando Advisory Board of First
                               Union. From 1986 to 1994, Mr. Seneff served on the Florida Investment Advisory Council (the
                               "Council"), which oversees the $40 billion
                               Florida state retirement plan, and was Chairman of the Council from 1991 to 1992. Since 1971,
                               Mr. Seneff has been active in the acquisition, development and management of real estate projects throughout the United States. Mr.
                               Seneff is the brother-in-law of Kevin B.
                               Habicht, a director, Executive Vice President,
                               Secretary, Treasurer and Chief Financial Officer of the Company.

     In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the Proxy will vote FOR the election of such other person in the place of such nominee(s) for the office of director as the Board of Directors may recommend. The affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote is required for the election of directors. Any director that does not receive an affirmative vote of a plurality of the shares of Common Stock will not be elected.

     A majority of the Company's directors are required to be independent, as that term is defined in the Company's Bylaws, as amended (the "Bylaws"). Messrs. Bourne, Hinkle, Jennings, Lanier, Legler and Martinez qualify as independent directors (the "Independent Directors"). Independent Directors are those persons who are not affiliated, directly or indirectly, with any person, corporation, association, company, trust, partnership (general or limited) or other organization to whom the Board of Directors has delegated management duties. In addition, an Independent Director cannot perform any services for the Company other than as a director.


Compensation of Directors

     During the year ended December 31, 2001, the Company paid each director who was a director for the entire year $18,000 for serving on the Board of Directors. Each director received $1,000 per Board of Directors meeting attended and $1,000 per committee meeting attended. Additionally, the Company awarded each Independent Director 1,000 shares of restricted stock which vests over two years. Messrs. Habicht, Ralston and Seneff have waived all of their director compensation. The Board of Directors believes this compensation level has been comparable to that provided by many other companies in the real estate investment trust ("REIT") industry.

     The Board of Directors met seven times during the year ended December 31, 2001. Each nominated member attended at least 86% of the total meetings of the Board of Directors and of any committee on which he served.


Committees of the Board of Directors

     The Company has a standing Audit Committee, the members of which are selected by the full Board of Directors each year. The current members of the Audit Committee are Messrs. Edward Clark and Lanier, who have served since June 1992, and Mr. Hinkle, who has served since June 1998. The Audit Committee makes recommendations to the Board of Directors as to the independent accountants of the

Company and reviews with such accounting firm the scope of the audit and the results of the audit upon its completion. Additionally, the Audit Committee reviews the adequacy of the Company's internal accounting controls. The Audit Committee met four times during the year ended December 31, 2001.

     The Company has a standing Compensation Committee, the members of which are selected by the full Board of Directors each year. The current members of the Compensation Committee are Messrs. Bourne, Hinkle and Jennings. The Compensation Committee is responsible for establishing and administering executive compensation programs including administration of the 2000 Commercial Net Lease Realty, Inc. Performance Incentive Plan (the "2000 Plan") as well as approval of changes in directors' fees. The Compensation Committee met two times during the year ended December 31, 2001.

     The Company has a standing Nominating Committee. The current members of the Nominating Committee are Messrs. Bourne, Clark, Jennings and Lanier. The Nominating Committee's primary responsibility is to consider potential new directors for the Company and recommend candidates to the Board. The Nominating Committee met once during the year ended December 31, 2001.


Executive Officers

     The executive officers of the Company are listed below. Mr. Tracy is an executive officer of Services.




Name                              Position
-------------------------------   ---------------------------------------------------------------------------
James M. Seneff, Jr. ..........   Chief Executive Officer and Chairman of the Board
Gary M. Ralston ...............   President and Chief Operating Officer
Kevin B. Habicht ..............   Executive Vice President, Chief Financial Officer, Secretary and Treasurer
Dennis E. Tracy ...............   Executive Vice President and Chief Development Officer of Services

     The background of Messrs. Seneff, Ralston and Habicht are described at "PROPOSAL I--ELECTION OF DIRECTORS--Nominees."

     Dennis E. Tracy, age 52, has served as Executive Vice President and Chief Development Officer of Services since January 2002. From August 2000 to December 2001, he served as Senior Vice President and Chief Development Officer of Services, and from May 1999 to July 2000 as Senior Vice President of Development for Services. He served in that same capacity for the Company from January 1998 to April 1999 and for the Advisor from January 1996 to December 1997. From January 1994 to December 1995, Mr. Tracy served as Vice President of Development for the Advisor and from June 1992 to December 1993, Project Manager for the Advisor. From November 1990 to June 1992, he served as Project Manager for CNL Group. Prior to joining CNL Group, Mr. Tracy founded Tracy Homes, Inc., a luxury custom home building company and served as its president and owner. Mr. Tracy holds the Certified Commercial Investment Member professional designation and is a past member of the Advisory Board of the Retail Contractors Association.

     The Company also employs certain other officers listed below:

     Mez R. Birdie, age 52, has served as Senior Vice President of Asset Management of the Company since April 1998. From January 1998 to April 1998, Mr. Birdie served as Vice President of Asset Management of the Company. From December 1993 to December 1997, Mr. Birdie served as Vice President of Asset Management of the Advisor. From June 1992 to November 1993, Mr. Birdie served as Director of Retail Management of the Advisor and from 1987 to 1992, Mr. Birdie served as Director of Property Management for Charles Wayne Properties, Inc. Mr. Birdie has been awarded the Certified Commercial Investment Member, Certified Property Manager and Senior Certified Shopping Center Manager professional designations, and has a total of 20 years experience in the field of commercial asset management. Mr. Birdie is a member of the faculty and has served on the Executive Committee of the Institute of Real Estate Management.

     Courtney S. Hubbard, age 38, has served as Director of Due Diligence and Research of the Company since January 1, 1998. From February 1995 to December 1997, Ms. Hubbard served as Director of Due Diligence and Research of the Advisor. From 1991 to 1995, Ms. Hubbard was a senior associate at Clayton, Roper & Marshall, a real estate appraisal and consulting firm, and from 1989 to 1991 she was a senior associate with Kampe Appraisals, Inc. She earned a Master of Arts Degree in Real Estate from the University of Florida. Ms. Hubbard holds the MAI (Member, Appraisal Institute) and CCIM (Certified Commercial Investment Member) designations, and serves on the Steering Committee for the University of Florida Real Estate Alumni Network.

     Dawn A. Peterson, age 38, has served as Vice President and Controller of the Company since 1999. Ms. Peterson served as Director of Accounting and Financial Reporting of the Company from January 1, 1998 until December 1999 and of the Advisor from July 1994 until December 1997. From 1991 to 1994, Ms. Peterson was employed by Coopers & Lybrand as a Certified Public Accountant
(CPA). Ms. Peterson earned a Bachelor of Science degree in Business Administration and a Master of Science Degree in Accountancy from the University of Central Florida. She is a member of the American Institute of Certified Public Accountants.

     Commercial Net Lease Realty Services, Inc. is a 98.7% owned, non-controlled taxable subsidiary of the Company. Services provides development and leasing services to the Company and third parties and employs the following senior officers:

     David F. Ballew, age 48, has served as Senior Vice President of Services since August 2001 and is responsible for business development and establishing developer affiliate relationships. From 1999 to 2001, Mr. Ballew was President and CEO of BVT Equity Holdings, Inc. in Atlanta, Georgia. He was a Regional Director of Acquisitions and Development for Weingarten Realty Investors from 1998 to 1999. He also served as Vice President of Acquisitions and Retail for Insignia/ESG & Paragon Group, Inc. from 1994 to 1998. Mr. Ballew received an A.B. from Bowdoin College in Brunswick, Maine. He received a J.D. from Suffolk University Law School. He holds broker's licenses in Florida, Massachusetts, Maine and Georgia. He is a member of the International Council of Shopping Centers, the Urban Land Institute, the Massachusetts Bar Association and is admitted to practice before the U.S. Supreme Court.

     Jay Bastian, age 51, has served as Senior Vice President of Acquisitions of Services since May 1, 1999 and previously held the same position at the Company, serving with the Company and its affiliate CNL Investment Company from 1989 to 1992. He is responsible for developing new acquisitions for the Company. Prior to 1989, he was Director of Real Estate for a number of firms including Rite Aid, Quaker State Minit Lube, Wendy's International, and a Holiday Inn franchisee for a total corporate real estate career of 26 years. He is a member of the National Association of Corporate Executives, the International Council of Shopping Centers, and the Turnaround Management Association.

     Joseph A. Ciardiello, age 54, has served as Senior Vice President of Corporate Acquisitions of Services since May 1, 1999 and held the same position at the Company from January 1, 1998 until May 1, 1999. From May 1996 through December 1997, Mr. Ciardiello served as Senior Vice President of Corporate Acquisitions of the Advisor. From 1992 to 1996, he served as Vice President of Real Estate and Development at Color Tile, Inc. Prior to that he served as Vice President of Real Estate Price Club East Coast and Vice President of Development at Marriott Corporation. Mr. Ciardiello also served as National Director of Real Estate at McDonald's Corporation where he developed their first joint venture real estate projects. Mr. Ciardiello holds the Certified Commercial Investment Member designation and is a member of the National Association of Corporate Real Estate Executives (NACORE). Mr. Ciardiello has over 20 years of retail real estate experience.

     Fred J. Hohnadel, Jr., age 59, has served as Senior Vice President of Real Estate of Services since June 2001. Mr. Hohnadel is responsible for developing and maintaining tenant relationships. Additionally, Mr. Hohnadel assists each of the regional business units with implementing their development plans. Prior to joining the Company, Mr. Hohnadel served from 1990 to 2000 as a consultant and exclusive broker in representing Wal-Mart Stores, Inc. in the Northeast United States. From 1974 to 1990, Mr. Hohnadel was the Owner and Chief Executive Officer of Community Shopping Centers, a shopping center development company based in Orlando, Florida, that developed approximately 4,000,000 square feet consisting of 32 shopping centers in the southeast. Mr. Hohnadel has been a member of the International Council of Shopping Centers since 1974 and is a licensed Florida Real Estate Broker.

     Edwin B. Hopkins, age 61, has served as Regional Vice President of Real Estate of Services since May 1999 and held the same position at the Company from May 1997 until May 1999. He is responsible for the management and development of the Eckerd build-to-suit program in North Texas, Oklahoma, Kansas, and North Louisiana. Prior to joining the Company, Mr. Hopkins was a managing agent with the FDIC/RTC responsible for oversight of approximately $1.5 billion of real estate assets in the southwest region. Prior to that, he served as president and CEO of Southern Federal Savings Bank and as group vice president and manager of the commercial real estate development division of Hunt Properties, Inc., a Dallas-based real estate development company. He is a Board member of the North Texas Commercial Association of Realtors, a member of the Dallas Forty, a Certified Commercial Investment Member (CCIM), a member of International Council of Shopping Center (ICSC) and holds a Texas Real Estate Broker's license.


     Diane L. McCarey, age 47, has served as Vice President of Build to Suit, is responsible for the management of Service's and the Company's build to suit program for numerous retailers in the state of Florida. She joined Services in May 1999, as Director of Build to Suit, and held the same position at the Company from March 1995 until that time. Prior to joining the Company, Ms. McCarey was co-owner of McCarey Builders, a custom home building company from 1987 to 1995 and senior associate for Matonis, MacDermott & Company, specializing in commercial property and eminent domain appraisals from 1985 to 1991. She has 20 years of real estate experience encompassing a broad range of development, construction and consulting disciplines. Ms. McCarey graduated from the University of Florida with a Bachelor of Science degree in Real Estate. She is a licensed real estate salesman, holds the Certified Commercial Investment Member (CCIM) professional designation, is a member of the International Council of Shopping Centers, serves on the Steering Committee for the University of Florida Real Estate Alumni Network and serves on the board of directors for CCIM Central District, co-chairing the Education Committee.


     Cynthia C. Shelton, age 48, has served as Vice President of Corporate Acquisitions of Services since May 1999 and held the same position at the Company from January 1998 until May 1999. From May 1996 to December 1997, Ms. Shelton served as Director of Acquisitions of the Advisor. Ms. Shelton served from 1995 to 1996 as Vice President of the Ross Realty Group, a real estate brokerage and property management company that specializes in retail properties, and from 1985 to 1995 as the Real Estate Manager for KinderCare Learning Centers, Inc., the largest child care company in the United States. Ms. Shelton has 26 years of experience in commercial brokerage and site selection and she holds the Certified Commercial Investment Member (CCIM) designation and is a Florida licensed Real Estate Broker. Ms. Shelton is the 2002 President of The CCIM Institute and serves on the board of directors for the Florida Association of Realtors, the National Association of Realtors and the Florida CCIM Chapter.


     Mary E. Wilkes, age 47, has served as In-House Counsel for Services since May 1999 and held the same position at the Company from November 1997 until that time. From 1994 to November 1997 Ms. Wilkes was an attorney with a law firm that represented the Company in its build to suit development program. Prior to 1994 she was an associate with the Winderweedle, Haines, Ward & Woodman, P.A. Law Firm in Winter Park, Florida for six years specializing in commercial real estate transactions and a claims attorney for Commonwealth Land Title Insurance Company for two years. Ms. Wilkes received a Bachelor of Science in Finance, a Master's in Business Administration, and a Juris Doctorate in Law from the University of Florida and is a member of the Florida Bar.


     Thomas L. Yeager, age 60, has served as Vice President of BTS Program Business of Services since May 1999 and held the same position at the Company from May 1998 until May 1999. Mr. Yeager is responsible for managing BTS program business in the Midwest and Southeast regions. Prior to joining the Company in 1998, he accumulated 28 years of corporate real estate experience with such firms as Extended Stay of America Inc., Long John Silver's Inc., Speed Muffler King, Inc., Dunkin' Donuts of America, Inc. and Shell Oil Corporation. He is currently a member of the International Council of Shopping Centers.

                             AUDIT COMMITTEE REPORT


     The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "Commission"), nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent that the Company incorporated it by specific reference.


     The Audit Committee of the Commercial Net Lease Realty Board of Directors (the "Committee") is composed of three independent directors and operates under a written charter adopted by the Board of Directors. The members of the Committee are Ted B. Lanier (Chair), Edward Clark and Clifford R. Hinkle. The Committee held four meetings during 2001.


     Management is responsible for the Company's financial statements, internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.


     In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380).


     The Company's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. The Audit Committee has considered the payments made under the heading "All Other Fees" below to be compatible with maintaining the independent accountants' independence.


     Based on the review and discussions referred to above, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.


                                                    Ted B. Lanier, Chairman
                                                    Edward Clark
                                                    Clifford R. Hinkle


                           AUDIT COMMITTEE DISCLOSURE


     Fees billed to the Company for the year ended December 31, 2001 by the independent accountants were as follows:


   - Audit Fees: $84,050 for services rendered in connection with the annual audit and the quarterly reviews of the financial statements of the Company and its affiliates.


   -  Financial Information Systems Design and Implementation Fees: None


   - All Other Fees: $55,400 for tax services of the Company and its affiliates; $51,550 for consents and comfort letters in connection with securities registrations and offerings; $70,000 in connection with the acquisition of Captec Net Lease Realty, Inc.

                            EXECUTIVE COMPENSATION


Executive Compensation Tables

     The following table shows the annual and long-term compensation paid by the Company to the Chief Executive Officer and the three other executive officers of the Company for services rendered in all capacities to the Company during the fiscal years ended December 31, 2001, 2000 and 1999.


                          Summary Compensation Table




                                              Annual                       Long Term
                                           Compensation                   Compensation
                                      ----------------------- ------------------------------------
                                                                  Restricted        Stock Option       All Other
Name and Principal Position     Year     Salary      Bonus     Stock Awards (1)   Awards (Shares)   Compensation (2)
------------------------------ ------ ----------- ----------- ------------------ ----------------- -----------------
James M. Seneff, Jr. ......... 2001    $140,000   $      0       $  534,000              0              $    0
 Chief Executive Officer &     2000    $135,000   $      0       $        0         23,000              $    0
 Chairman of the Board         1999    $130,000   $111,150       $        0              0              $    0
Gary M. Ralston .............. 2001    $297,000   $ 60,000       $1,335,000              0              $5,100
 President and Chief           2000    $286,000   $      0       $        0         46,000              $4,800
 Operating Officer             1999    $275,000   $235,125       $        0              0              $4,800
Kevin B. Habicht ............. 2001    $200,000   $ 40,000       $  720,900              0              $5,100
 Executive Vice President,     2000    $182,000   $      0       $        0         23,000              $4,800
 Chief Financial Officer,      1999    $175,000   $149,625       $        0              0              $4,800
 Secretary and Treasurer
Dennis E. Tracy .............. 2001    $175,000   $ 35,000       $  534,000              0              $5,100
 Executive Vice President and  2000    $150,000   $ 30,000       $        0         11,500              $4,800
 Chief Development Officer     1999    $115,000   $ 25,000       $        0              0              $4,800
 of Services

----------
(1) Messrs. Seneff, Ralston, Habicht and Tracy were awarded 40,000, 100,000, 54,000 and 40,000 shares, respectively, of restricted stock in 2001 which had a value of $520,000, $1,300,000, $702,000 and $520,000 respectively, based on the closing share price of $13.00 on the New York Stock Exchange on December 31, 2001. The restricted shares awarded begin vesting in 2002 and are subject to forfeiture. The share awards vest 15% in 2002, 15% in 2003, 15% in 2004, 25% in 2005 and 30% in 2006 and recipients are eligible to receive dividends paid on unvested shares.

(2)   Represents Company contributions to the Company's 401(k) Plan.

     The Company did not grant any stock options to named executive officers for the year ended December 31, 2001. The Company has not granted any SARs.

     The following table sets forth certain information with respect to unexercised stock options held by the named executive officers of the Company at December 31, 2001. The named executive officers did not exercise any stock options during the fiscal year ended December 31, 2001.


                      Option Values at December 31, 2001




                                        Number of Shares                Value of Unexercised
                                     Underlying Unexercised                 In-the-Money
                                           Options at                        Options at
                                        December 31, 2001              December 31, 2001 (1)
                                 -------------------------------   ------------------------------
Name                              Exercisable     Unexercisable     Exercisable     Unexercisable
------------------------------   -------------   ---------------   -------------   --------------
James M. Seneff, Jr. .........      341,167          15,334           $56,519          $36,418
Gary M. Ralston ..............      256,332          30,668           $54,538          $72,837
Kevin B. Habicht .............      171,666          15,334           $34,082          $36,418
Dennis E. Tracy ..............       50,333           7,667           $10,791          $18,209

----------
(1) Based on the closing price of $13.00 on the New York Stock Exchange on December 31, 2001.

     Under the 2000 Plan, directors, officers, and other key employees and key persons associated with the Company are eligible to receive options under this plan. Additionally, the Company has adopted a defined contribution savings plan (the "401(k) Plan") which covers all employees, including executive officers, who have completed 12 months of service. Participants can contribute up to 15% of annual compensation on a pre-tax basis. The Company provides a 50% matching contribution up to 3% of annual compensation, with a maximum of $5,100. All participant contributions are fully vested as soon as they are made. Company contributions are subject to a vesting schedule and are 100% vested after six years of service.


Employment Agreements

     The Company has entered into employment agreements with each of Messrs. Seneff, Ralston and Habicht. Each agreement will expire on December 31, 2002, but is subject to automatic one-year renewals. Each agreement contains a non-compete provision applicable during the term and provides for a salary, bonus and options to purchase shares of Common Stock. Each agreement also contains severance provisions that call for payment to the executive of either twice the executive's annual salary (in the cases of Messrs. Ralston and Habicht) or the executive's annual salary (in the case of Mr. Seneff) in the event that the executive is terminated without cause or the executive resigns for good reason (including material reduction of responsibilities or reduction in salary, failure of a successor to the Company to assume the agreement or the Company's material and willful breach of the agreement), in addition to the continuation of certain fringe benefits and the immediate vesting of options.

     The following section of this Proxy Statement shall not be deemed to be incorporated into any filing by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, including any such incorporation by reference of any other portions of this Proxy Statement.


                         COMPENSATION COMMITTEE REPORT

     The Board of Directors appointed a Compensation Committee comprised of the undersigned, Messrs. Bourne, Hinkle and Jennings. Members of the Compensation Committee, all of whom must be independent directors of the Company, are selected each year by the full Board of Directors. The Compensation Committee is responsible for establishing and administering executive compensation programs including administration of the 2000 Commercial Net Lease Realty, Inc. Performance Incentive Plan (the "2000 Plan") as well as approval of changes in directors' compensation.

     The Compensation Committee believes the Company's degree of success is largely attributable to the talent and dedication of its associates and to the management and leadership efforts of its executive officers. The goal of the Compensation Committee is to establish a compensation program that will attract and retain talented corporate officers, motivate them to perform to their fullest potential, as well as align their long-term interests with the interests of the Company's stockholders. In evaluating performance, the Compensation Committee considers quantitative and qualitative improvement in the Company's Funds From Operations ("FFO"), capital structure, and individual performance and contribution to corporate goals and objectives.

     Historically, the key elements in the Company's executive compensation program has consisted of salary, annual bonus and stock options. The Committee completed a comprehensive evaluation of the Company's executive compensation plan in order to assure such plan is competitive and to more effectively utilize the compensation elements of the 2000 Plan. In making compensation decisions, the Compensation Committee considers the compensation practices and financial performance of other REIT industry participants and from time to time receives assessments and advice regarding compensation practices from independent compensation consultants. Additionally, the Compensation Committee makes a subjective assessment of the general performance of the Company, the officer's contribution to the Company's performance, the officer's anticipated performance and contribution to the Company's achievement of its long-term goals and the position, level, and scope of the officer's responsibility.

     For 2001, Mr. Seneff received total cash payments of $140,000 in salary. The Compensation Committee considered this level of payment appropriate in light of Mr. Seneff's responsibilities and the

Company's performance. No bonus was paid to Mr. Seneff in 2001 in light of FFO results below expectations. As a result of the compensation plan evaluation, restricted stock awards vesting over a five year period were granted to Executive Officers. Salary increases in 2001 for Executive Officers were based on FFO per share targets, individual performance, position, tenure, experience, leadership and competitive data in compensation surveys of comparable companies.


                                            COMPENSATION COMMITTEE



                                            Clifford R. Hinkle -- Chairman
                                            Robert A. Bourne
                                            Richard B. Jennings

                               PERFORMANCE GRAPH


     Set forth below is a line graph comparing the cumulative total stockholder return on the Company's Common Stock, based on the market price of the Common Stock and assuming reinvestment of dividends ("NNN"), with the National Association of Real Estate Investment Trusts Equity Index ("NAREIT") and the S&P 500 Index ("S&P 500") for the five-year period commencing January 1, 1997 and ending December 31, 2001. The graph assumes the investment of $100 on January 1, 1997.


                Comparison of Five-Year Cumulative Total Return


                               [GRAPHIC OMITTED]

Total Return Indexes
(December 31, 1997 = 100)

            DATE            S&P 500           NAREIT            NNN
            ----            -------           ------            ---
           Jan-97            100.00           100.00           100.00
           Mar-97            104.96           100.70            94.80
           Jun-97            113.15           105.70           100.35
           Sep-97            120.47           118.20           106.41
           Jan-98            128.51           120.26           121.35
           Mar-98            141.70           119.70           121.69
           Jun-98            147.87           114.21           113.90
           Sep-98            130.23           102.19           105.09
           Jan-99            158.92            99.21            97.44
           Mar-99            169.67            94.43            84.55
           Jun-99            178.96           103.95            99.65
           Sep-99            182.09            95.59            84.63
           Jan-00            192.13            94.63            81.62
           Mar-00            189.57            96.89            88.28
           Jun-00            197.71           107.10            91.56
           Sep-00            211.80           115.29            93.03
           Jan-01            184.02           119.58            94.18
           Mar-01            174.02           120.05           112.00
           Jun-01            176.84           133.27           138.24
           Sep-01            160.15           129.77           131.59
           Dec-01            161.53           136.24           132.24

                              SECURITY OWNERSHIP

     The following table sets forth, as of March 31, 2002, the number and percentage of outstanding shares beneficially owned by all persons known by the Company to own beneficially more than five percent of the Company's Common Stock, by each director and nominee, by each of the executive officers named in "Executive Compensation," above, and by all officers and directors as a group, based upon information furnished to the Company by such stockholders, officers and directors. Unless otherwise noted below, the persons named in the table have sole voting and sole investment power with respect to each of the shares beneficially owned by such person.



                                                                                   Number of Shares                 Percent
Name and Address of Beneficial Owner                                              Beneficially Owned               of Shares
---------------------------------------------------------------------   --------------------------------------   ------------
Robert A. Bourne (1) ................................................                678,014 (2)(3)                     1.63%
 450 South Orange Avenue, Suite 900
 Orlando, Florida 32801
Edward Clark (1) ....................................................                 22,710 (6)                          (4)
 1636 Village Glen Drive
 Raleigh, N.C. 27612
Kevin B. Habicht (5) ................................................                295,791 (7)                          (4)
 450 South Orange Avenue, Suite 900
 Orlando, FL 32801
Clifford R. Hinkle (1) ..............................................                 84,825 (8)                          (4)
 111 South Monroe Street, Suite 2000B
 Tallahassee, Florida 32301
Richard B. Jennings (1) .............................................                  1,833 (9)                          (4)
 300 Park Avenue, 17th Floor
 New York, NY 10022
Ted B. Lanier (1) ...................................................                 41,275 (10)                         (4)
 1818 Windmill Drive
 Sanford, North Carolina 27330
Robert C. Legler ....................................................                      0                              (4)
 10636 Eton Way
 Vero Beach, FL 32763
Robert Martinez .....................................................                      0                              (4)
 777 S. Harbour Island Blvd.
 Tampa, FL 33602
Gary M. Ralston (5) .................................................                741,512 (11)                       1.78%
 450 South Orange Avenue, Suite 900
 Orlando, FL 32801
James M. Seneff, Jr. (5) ............................................              2,478,575 (2)(12)                    5.94%
 450 South Orange Avenue, Suite 900
 Orlando, FL 32801
Dennis E. Tracy (14) ................................................                166,238 (13)                          (4)
 450 South Orange Avenue, Suite 900
 Orlando, FL 32801
All directors and executive officers as a group (9 persons) .........              4,255,077 (2)(3)(6)                 10.20%
                                                                                   (7)(8)(9)(10)(11)
                                                                                   (12)(13)
----------

(1)   A director of the Company.

(2) Of these shares, 255,696 shares are held by four limited partnerships, of which Messrs. Bourne and Seneff are general partners. Messrs. Bourne and Seneff disclaim beneficial ownership of these shares, except to the extent of their respective percentage interests in each of these entities.

(3) Includes 3,820 shares held by Mr. Bourne as custodian for his minor children, 192,167 shares subject to currently exercisable options and 500 restricted shares for which Mr. Bourne holds sole voting power.

(4)   Less than 1 percent.

(5)   An executive officer and director of the Company.

(6) Includes 635 shares held by Mr. Clark's spouse, 20,755 shares subject to currently exercisable options and 500 restricted shares for which Mr. Clark holds sole voting power.

(7) Includes 171,667 shares subject to currently exercisable options and 54,000 restricted shares for which Mr. Habicht holds sole voting power.

(8) Includes 20,775 shares subject to currently exercisable options, 3,650 shares held by Mr. Hinkle's spouse, 50,000 shares held by Flagler Holdings, Inc., in which Mr. Hinkle has a 27 percent interest and holds sole voting and investment power over Company shares and 500 restricted shares for which Mr. Hinkle holds sole voting power.

(9) Includes 833 shares subject to currently exercisable options and 500 restricted shares for which Mr. Jennings holds sole voting power.

(10) Includes 10,000 shares held by Mr. Lanier's spouse, 20,775 shares subject to currently exercisable options, 5,000 shares held in a trust in which Mr. Lanier is the sole Trustee and for which Mr. Lanier disclaims any beneficial ownership and 500 restricted shares for which Mr. Lanier holds shared voting power.

(11) Includes 256,333 shares subject to currently exercisable options and 100,000 restricted shares for which Mr. Ralston holds sole voting power.

(12) Includes 1,616,600 shares owned by CNL Financial Group, Inc. and CFG Investments, which are wholly-owned subsidiaries of CNL Holdings, Inc., which Mr. Seneff and his spouse own 100% of the outstanding stock, 323,501 shares subject to currently exercisable options and 40,000 restricted shares for which Mr. Seneff holds shared voting power. In addition, 4,700 of these shares are held by a trust, of which Mr. Seneff serves as trustee and for which Mr. Seneff disclaims beneficial ownership.

(13) Includes 50,333 shares subject to currently exercisable options and 40,000 restricted shares for which Mr. Tracy holds sole voting power.

(14)  An executive officer of Services.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms it has received, written representations from certain reporting persons that they were not required to file Forms 5 for the last fiscal year and other information known to the Company, the Company believes that all its officers, directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2001, except for Robert A. Bourne, who failed to timely file one Form 4 reporting a purchase of 1,650 shares of the Company's common stock in a single transaction.


                             CERTAIN TRANSACTIONS

     On December 18, 1997, the Company's stockholders voted to approve an agreement and plan of merger with CNL Realty Advisors, Inc. (the "Advisor"), whereby the stockholders of the Advisor agreed to exchange 100% of the outstanding shares of common stock of the Advisor for up to 2,200,000 shares

(the "Share Consideration") of the Company's Common Stock (the "Merger"). As a result, the Company became a fully-integrated, self-administered real estate investment trust effective January 1, 1998. Ten percent of the Share Consideration (220,000 shares) was paid January 1, 1998, and the balance (the "Share Balance") of the Share Consideration is to be paid over time based upon the Company's completed property acquisitions and completed development projects in accordance with the merger agreement. The market value of the common shares issued on January 1, 1998 was $3,933,000. Pursuant to the agreement and plan of merger, the Company is required to issue the shares within 90 days after the shares become issuable. At the time of the Merger, the Advisor was owned 76.8% by CNL Financial Group, Inc. (formerly CNL Group, Inc.) which is wholly-owned by Mr. Seneff and his wife, 8.5% by Mr. Bourne, 8.5% by Mr. Ralston and 3.1% by Mr. Habicht. The Share Consideration, to the extent paid, is allocated to such persons in accordance with such percentages. As of December 31, 2001, the Company has issued the entire Share Balance. The market value of the Share Balance issued was $24,736,000, all of which was charged to operations.


     The Company leases its office space from an affiliate of Mr. Seneff. The Company's lease expires in October 2014. During the year ended December 31, 2001, the Company incurred rental expenses in connection with the lease of $601,000. The Company subleases a portion of its office space to affiliates of Mr. Seneff. During the year ended December 31, 2001, the Company earned $368,000 in rental income and recognized $74,000 in accrued rental income related to these subleases.


     As of December 31, 2001, the Company held four mortgages totaling $8,514,000 with Messrs. Seneff and Bourne. The mortgages mature between March 2002 and April 2002 and bear interest at a weighted average interest rate of 8.8%.


     In connection with the revolving credit facilities between the Company and Services and the Company and wholly-owned subsidiaries of Services, the Company received $6,999,000 in interest and fees during the year ended December 31, 2001. In addition, Services paid the Company $432,000 in expense reimbursements for accounting services provided by the Company during the year ended December 31, 2001. Messrs. Seneff, Ralston and Habicht collectively own 100% of the voting common stock of Services, which represents a 1.3% equity interest.


     During the year ended December 31, 2001, an affiliate of Mr. Seneff provided certain administrative, tax and technology services to the Company. In connection therewith, the Company paid $427,000 in fees relating to these services.


     A wholly-owned subsidiary of Services provides a $6,000,000 loan and a $25,000,000 line of credit with affiliates in which Messrs. Seneff, Ralston and Habicht own an equity interest. The loan and line of credit are collateralized by substantially all of the assets of the respective affiliate. As of December 31, 2001, $16,950,000 was outstanding and $8,050,000 was available for future borrowings on the line of credit.


     The Company has guaranteed bank loans made to Messrs. Seneff, Ralston and Tracy totaling $3,746,000. Each of the loans is full recourse to the respective officer and is collateralized by the common shares of the Company that were purchased with the proceeds from the loans.


                             INDEPENDENT AUDITORS


     Upon recommendation of and approval by the Audit Committee, KPMG LLP has been selected to act as independent certified public accountants for the Company during the current fiscal year.


     A representative of KPMG LLP will be present at the annual meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.

                                 OTHER MATTERS


     The Board of Directors does not know of any matters to be presented at the annual meeting other than those stated above. If any other business should come before the annual meeting, the person(s) named in the enclosed Proxy will vote thereon as he or they determine to be in the best interests of the Company.


                       PROPOSALS FOR NEXT ANNUAL MEETING


     Any stockholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the annual meeting of stockholders to be held in 2003 must be received at the Company's office at 450 South Orange Avenue, Suite 900, Orlando, Florida 32801, no later than December 9, 2002.


     Stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting should do so by notice delivered to the Secretary of the Company. The proxy for the 2002 annual meeting will grant discretionary authority to vote with regard to nominations and proposals unless
(a) notice is received by February 24, 2002 and (b) the conditions set forth in Rule 14a-4(c)(2)(i)-(iii) under the Exchange Act are met. The Company requests that such stockholder notice set forth (a) as to each nominee for director, all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors under the proxy rules of the Securities and Exchange Commission; (b) as to any other business, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder; and (c) as to the stockholder, (i) the name and address of such stockholder, (ii) the class or series and number of shares of stock of the Company which are owned beneficially and of record by such stockholder, and (iii) the date(s) upon which the stockholder acquired ownership of such shares.


                                            By Order of the Board of Directors,




                                            /s/ Kevin B. Habicht
                                            -------------------------
                                            Kevin B. Habicht
                                            Secretary


April 8, 2002
Orlando, Florida

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                                      PROXY
                        COMMERCIAL NET LEASE REALTY, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints James M.Seneff, Jr.and Kevin B.Habicht, and either of them, attorneys and proxies, with full power of substitution and revocation, to vote, as designated on the reverse side of this card, all shares of Common Stock that the undersigned is entitled to vote, with all powers that the undersigned would possess if personally present at the annual meeting (including all adjournments thereof)of stockholders of Commercial Net Lease Realty, Inc.(the "Meeting")to be held on June 7, 2002, at 9:30 a.m.local time, at CNL Center 450 S.Orange Avenue, 9 th Floor, Orlando, Florida 32801.

The shares represented by this Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, the shares represented by this Proxy will be voted FOR the Proposal. In addition, the proxies may vote in their discretion on such other matters as may properly come before the Meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF COMMERCIAL NET LEASE REALTY, INC.
--------------------------------------------------------------------------------

[COMMERCIAL NET LEASE REALTY, INC LOGO]

ATTN: CAROLE JONES                      VOTE BY INTERNET - www.proxyvote.com
450 S. ORANGE AVENUE, SUITE 900         Use the Internet to transmit your voting
ORLANDO, FL 32801                       instructions and for electronic delivery
                                        of information up until 11:59
                                        P.M.Eastern Time the day before the
                                        cut-off date or meeting date.Have your
                                        proxy card in hand when you access the
                                        web site.ou will be prompted to enter
                                        your 12-digit Control Number which is
                                        located below to obtain your records and to create an electronic voting instruction form.

                                        VOTE BY PHONE -1-800-690-6903
                                        Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.Eastern Time the day before the cut-off date or meeting date.Have your proxy card in hand when you call.ou will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

                                        VOTE BY MAIL
                                        Mark , sign, and date your proxy card
                                        and return it in the postage-paid
                                        envelope we have provided or return it
                                        to Commercial Net Lease Realty, Inc.,
                                        c/o ADP, 51 Mercedes Way, Edgewood, NY
                                        11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE                             KEEP THIS PORTION
OR BLACK INK AS FOLLOWS:                                       FOR YOUR RECORDS

                                                        CNETLR
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.



COMMERCIAL NET LEASE REALTY, INC.

PROPOSAL 1.
To elect nine Directors to serve until                 For    Withhold  For All
the next annual meeting of stockholders                All      All     Except:
or until their successors shall have
been elected or qualified.
                                                       [ ]      [ ]       [ ]
Nominees:
01)  Robert A.Bourne    06)  Robert C.Legler
02)  Kevin B.Habicht    07)  Robert Martinez
03)  Clifford R.Hinkle  08)  Gary M.Ralston
04)  Richard B.Jennings 09)  James M.Seneff, Jr.
05)  Ted B.Lanier

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, please give your full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. The proxies are authorized in their discretion, to vote such shares upon any other business that may properly come before the Meeting and all adjournments and postponements thereof.

PLEASE MARK, SIGN, ATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE


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Signature [PLEASE SIGN WITHIN BOX]              Date


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Signature (Joint Owners) Date